Revenue	12 Months Ended
Dec. 31, 2022
Text Block [Abstract]
Revenue
6.	Revenue
Revenues from contracts with customers refer to the delivery of goods or the provision of services. They are recognized both at a point in time and, partially, over time. The deliveries comprise the sales of HAWK and CONDOR terminals. Services mainly consist of the provision of development and training services relating to the laser terminals manufactured by the Company.
Revenue is broken down as follows:

	For the years ended
€ thousand	December 31, 2022	December 31, 2021	December 31, 2020
Products	1,783	554	559
Services	0	1,801	120
Operating lease income	50	0	0
Other	2,589	0	0
Total	4,422	2,355	679
One customer breeched two contracts and therefore, the Group terminated these contracts. The Group has received non-refundable
prepayments on these contracts during the years ended December 31, 2021, and 2022 in the amount of €2,589 thousand. This amount was recognized as revenue according to IFRS 15.15 b) in the year ended December 31, 2022.
Revenue recognized from contract liabilities which existed as of December 31, 2021, amounts to €211 thousand in fiscal 2022 (2021: €933 thousand, 2020: €0).
The Company makes use of the exemption according to IFRS 15.122 regarding the disclosure of the expected revenues for outstanding performance obligations as of December 31, 2022, as all revenues will be recognized within one year.